                                                                      Exhibit 24



                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorney for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 1995.






                                        R. E. Allen
                                        Chairman of the Board and Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements, with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of February, 1995.






                                        R. W. Miller
                                        Executive Vice President and
                                          Chief Financial Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER and S. L. PRENDERGAST, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as an officer of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 1995.






                                        M. B. Tart
                                        Vice President and Controller

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 1995.





                                        M. Kathryn Eickhoff
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of February, 1995.





                                        Walter Y. Elisha
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of February, 1995.





                                        Philip M. Hawley
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of February, 1995.





                                        Belton K. Johnson
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February, 1995.





                                        Drew Lewis
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of February, 1995.





                                        Victor A. Pelson
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 1995.





                                        Henry B. Schacht
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 1995.





                                        Michael I. Sovern
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 1995.





                                        Franklin A. Thomas
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 1995.





                                        Joseph D. Williams
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 1995.





                                        Thomas H. Wyman
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 1995.





                                        Carla A. Hills
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to 5 million common shares to be offered in connection with the acquisition of entities licensed to provide cellular service, which shares shall be offered in exchange for shares of common stock, partnership interests or other assets representing an interest in such entities; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement, including the related prospectus or prospectuses, with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto and any amended prospectus or prospectuses, or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of February, 1995.





                                        Donald S. Perkins
                                        Director